UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 6, 2013 (April 30, 2013)

China Marine Food Group Limited
(Exact name of Registrant as specified in its charter)

NEVADA	333-40790	87-0640467
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Da Bao Industrial Zone, Shishi City, Fujian, China (Address of principal executive offices)	362700 (Zip code)

Registrant’s telephone number, including area code: 86-595-8898-7588

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On April 30, 2013, the Company engaged BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China Shu Lun Pan”) as the Company’s independent accountant. During the Company’s two most recent fiscal years ended December 31, 2012 and 2011, and any subsequent interim period through April 30, 2013, the date of the engagement, the Company did not consult with BDO China Shu Lun Pan regarding any matter described in Item 304(a)(2) of Regulation SK, including any issue related to the Company’s financial statements, subject of a disagreement between the Company and its former auditor, or any reportable event of the type of audit opinion that might be rendered for the Company.

             On April 30, 2013, the Company’s former independent accountant, BDO China Dahua CPA, Co. Ltd., (“BDO China Dahua”) was dismissed as independent accountant of the Company. The change of independent accountant was approved by the Audit Committee of the Board of Directors of the Company. The reason for the dismissal is that the relationship between BDO International Limited and BDO China Dahua is terminating.

The former independent accountant’s reports on the Company’s financial statements for the last two fiscal years did not contain any adverse opinions or disclaimer of opinions, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, the accountant’s reports did not include any disclosure of uncertainty regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through April 30, 2013 (the date of the dismissal of the former accountant), there were no disagreements between the Company and BDO China Dahua, the former independent accountant, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company requested BDO China Dahua to furnish a letter addressed to the Securities and Exchange Commission stating whether or not BDO China Dahua agrees with the statements in this 8-K. A copy of such letter is filed as exhibit 16.1 to this 8-K.

Item 9.01    Financial Statements and Exhibits

   (d)           Exhibits

Exhibit No.	Description
16.1	Letter from BDO China Dahua CPA, Co. Ltd. dated May 6, 2013.
99.1	Press Release dated May 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MARINE FOOD GROUP LIMITED

DateMay 6, 2013	By:	/s/ Pengfei Liu
Pengfei Liu
Chief Executive Officer